EXHIBIT 10.1

November 15, 2005
General Finance Corporation
206 S. Los Robles, Suite 217
Pasadena, CA 91101
Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020
Wedbush Morgan Securities
275 Madison Avenue, Suite 1203
New York, New York 10016
Re:	Initial Public Offering
Gentlemen:
     The undersigned officer and/or director of General Finance Corporation (the “Company”), in consideration of Morgan Joseph & Co. Inc. (“Morgan Joseph”) and Wedbush Morgan Securities (“Wedbush Morgan”) entering into a letter of intent in connection with the initial public offering of the securities of the Company (“IPO”), hereby agrees as follows:
     1.     The undersigned shall take all actions within his power to cause the Corporation to liquidate and dissolve under the circumstances contemplated by Article Seventh of the Certificate of Incorporation of the Company provided that at the Distribution Date (as defined in the Certificate of Incorporation) the undersigned is a director and/or officer.
     2.     The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account (as defined in the Certificate of Incorporation of the Company) as a result of such liquidation or otherwise and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.
     3.     In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination (as defined in the Certificate of Incorporation of the Company), the liquidation of the Company or until such time as the undersigned is neither an officer nor director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.
     4.     The undersigned acknowledges and agrees that the Company has agreed not to consummate any Business Combination that involves a company that is affiliated with any director, officer or shareholder or the Company immediately prior to the consummation of the

General Finance Corporation
Morgan Joseph & Co. Inc.
Wedbush Morgan Securities
November 15, 2005

IPO (each, an “Insider” and collectively the “Insiders”) unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Morgan Joseph and Wedbush Morgan to the effect that the Business Combination is fair to the Company’s stockholders from a financial perspective.
     5.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive from the Company, and will not accept from the Company, any compensation for services rendered to the Company prior to the consummation of the Business Combination except as described in the registration statement filed with and declared effective by the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”).
     6.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or will accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.
     7.     The undersigned agrees to not to resign (or advise the Board that the undersigned declines to seek re-election to the Board of Directors) from his position as officer and/or director of the Company as set forth in the Registration Statement without the prior consent of Morgan Joseph and Wedbush Morgan until the earlier of the consummation by the Company of a Business Combination, liquidation of the Trust Account, or the liquidation of the Company. The undersigned acknowledges that the foregoing does not interfere with or limit in any way the right of the Company to terminate the undersigned’s employment at any time (subject to other contractual rights the undersigned may have) nor confer upon the undersigned any right to continue in the employ of Company.
     8.     The undersigned will escrow the shares of common stock owned by him immediately prior to the IPO until the earliest of (i) one year from the completion of a Business Combination, (ii) the Company’s liquidation and (iii) and the consummation of a merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the Company’s consummating a Business Combination subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.
     9.     The undersigned’s biographical information set forth in the Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s Director’s and Officer’s Questionnaire to be furnished to the Company, Morgan Joseph and

General Finance Corporation
Morgan Joseph & Co. Inc.
Wedbush Morgan Securities
November 15, 2005

Wedbush Morgan in connection with the Registration Statement will be true and accurate in all respects. The undersigned represents and warrants that:
             (a)     he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;
             (b)     he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and
             (c)     he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
     10.   The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.
     11.   The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph, Wedbush Morgan and their legal representatives or agents (including any investigative search firm retained by Morgan Joseph and Wedbush Morgan) any information they may have about the undersigned’s background and finances (“Information”). Neither Morgan Joseph, Wedbush Morgan nor their agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.
     12.   The undersigned agrees that in connection with the vote required to consummate a Business Combination he shall vote the shares of common stock owned by him immediately prior to the IPO in accordance with the majority of the shares of common stock voted by the holders of shares purchased in the IPO.
     13.   This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum; and (iii) irrevocably agrees to appoint, at the expense of the Company, prior to the effectiveness of the Registration Statement, a person or entity acceptable to Morgan

General Finance Corporation
Morgan Joseph & Co. Inc.
Wedbush Morgan Securities
November 15, 2005

Joseph, as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding (and Morgan Joseph agrees that CT Corporation System is an acceptable agent). If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company, Morgan Joseph and Wedbush Morgan and appoint a substitute agent acceptable to Morgan Joseph within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

November 15, 2005
General Finance Corporation
206 S. Los Robles, Suite 217
Pasadena, CA 91101
Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020
Wedbush Morgan Securities
275 Madison Avenue, Suite 1203
New York, New York 10016
     Re:          Initial Public Offering
Gentlemen:
     The undersigned officer and/or director of General Finance Corporation (the “Company”), in consideration of Morgan Joseph & Co. Inc. (“Morgan Joseph”) and Wedbush Morgan Securities (“Wedbush Morgan”) entering into a letter of intent in connection with the initial public offering of the securities of the Company (“IPO”), hereby agrees as follows:
     1. The undersigned shall take all actions within his power to cause the Corporation to liquidate and dissolve under the circumstances contemplated by Article Seventh of the Certificate of Incorporation of the Company provided that at the Distribution Date (as defined in the Certificate of Incorporation) the undersigned is a director and/or officer.
     2. The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account (as defined in the Certificate of Incorporation of the Company) as a result of such liquidation or otherwise and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. In the event of the liquidation of the Trust Account, the undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) that the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account.
     3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating

General Finance Corporation
Morgan Joseph & Co. Inc.
Wedbush Morgan Securities
November 15, 2005

business, until the earlier of the consummation by the Company of a Business Combination (as defined in the Certificate of Incorporation of the Company), the liquidation of the Company or until such time as the undersigned is neither an officer nor director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.
     4. The undersigned acknowledges and agrees that the Company has agreed not to consummate any Business Combination that involves a company that is affiliated with any director, officer or shareholder or the Company immediately prior to the consummation of the IPO (each, an “Insider” and collectively the “Insiders”) unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Morgan Joseph and Wedbush Morgan to the effect that the Business Combination is fair to the Company’s stockholders from a financial perspective.
     5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive from the Company, and will not accept from the Company, any compensation for services rendered to the Company prior to the consummation of the Business Combination except as described in the registration statement filed with and declared effective by the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”).
     6. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or will accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.
     7. The undersigned agrees to not to resign (or advise the Board that the undersigned declines to seek re-election to the Board of Directors) from his position as officer and/or director of the Company as set forth in the Registration Statement without the prior consent of Morgan Joseph and Wedbush Morgan until the earlier of the consummation by the Company of a Business Combination, liquidation of the Trust Account, or the liquidation of the Company. The undersigned acknowledges that the foregoing does not interfere with or limit in any way the right of the Company to terminate the undersigned’s employment at any time (subject to other contractual rights the undersigned may have) nor confer upon the undersigned any right to continue in the employ of Company.
     8. The undersigned will escrow the shares of common stock owned by him immediately prior to the IPO until the earliest of (i) one year from the completion of a Business Combination, (ii) the Company’s liquidation and (iii) and the consummation of a merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the Company’s consummating a Business Combination subject to the terms of a

General Finance Corporation
Morgan Joseph & Co. Inc.
Wedbush Morgan Securities
November 15, 2005

Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.
     9. The undersigned’s biographical information set forth in the Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s Director’s and Officer’s Questionnaire to be furnished to the Company, Morgan Joseph and Wedbush Morgan in connection with the Registration Statement will be true and accurate in all respects. The undersigned represents and warrants that:
          (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;
          (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and
          (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
     10. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.
     11. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph, Wedbush Morgan and their legal representatives or agents (including any investigative search firm retained by Morgan Joseph and Wedbush Morgan) any information they may have about the undersigned’s background and finances (“Information”). Neither Morgan Joseph, Wedbush Morgan nor their agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.
     12. The undersigned agrees that in connection with the vote required to consummate a Business Combination he shall vote the shares of common stock owned by him immediately prior to the IPO in accordance with the majority of the shares of common stock voted by the holders of shares purchased in the IPO.
     13. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law

General Finance Corporation
Morgan Joseph & Co. Inc.
Wedbush Morgan Securities
November 15, 2005

principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum; and (iii) irrevocably agrees to appoint, at the expense of the Company, prior to the effectiveness of the Registration Statement, a person or entity acceptable to Morgan Joseph, as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding (and Morgan Joseph agrees that CT Corporation System is an acceptable agent). If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company, Morgan Joseph and Wedbush Morgan and appoint a substitute agent acceptable to Morgan Joseph within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

Ronald F. Valenta